SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C.  20549



                          FORM 8-K

                        CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report  July 11, 1996
                (Date of earliest event reported)


                       FORD MOTOR COMPANY
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


             1-3950                           38-0549190
     (Commission File Number)      (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                 48121
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number, including area code 313-322-3000

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                                  -2-

Item 5.  Other Events.
- ---------------------

     News releases each dated July 11, 1996, one relating to a dividend increase for the third quarter of 1996 and the other relating to one-time actions for the second quarter of 1996, are filed as Exhibits 20.A and 20.B, respectively, and are incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information
and Exhibits.
- --------------------------------------------------------------


                            EXHIBITS

Designation               Description                 Method of Filing
- -----------               -----------                 ----------------

Exhibit 20.A           News release dated           Filed with this Report.
                       July 11, 1996 relating
                       to to dividend increase.

Exhibit 20.B           News release dated           Filed with this Report.
                       July 11, 1996 relating
                       to one-time actions.



                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                 FORD MOTOR COMPANY
                                 (Registrant)


Date:  July 11, 1996             By:/s/Peter Sherry, Jr.
                                    ------------------------
                                       Peter Sherry, Jr.
                                       Assistant Secretary

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                                -3-

                             EXHIBIT INDEX
                             -------------

DESIGNATION                  DESCRIPTION                       PAGE
- -----------                  -----------                       ----

Exhibit 20.A             News release dated
                         July 11, 1996 relating
                         to dividend increase.

Exhibit 20.B             News release dated
                         July 11, 1996 relating
                         to one-time actions